SUPPLEMENT DATED APRIL 4, 2005
                              TO THE PROSPECTUS OF

                     USALLIANZ ADVANTAGE(R) VARIABLE ANNUITY
                    USALLIANZ OPPORTUNITY(R) VARIABLE ANNUITY
                    USALLIANZ CHARTER(R) II NEW YORK VARIABLE
           ANNUITY DATED APRIL 30, 2004 AS SUPPLEMENTED JULY 27, 2004
                              AND FEBRUARY 28, 2005

                                    ISSUED BY
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.


1) Effective April 4, 2005, USAllianz Advisers, LLC has entered into an agreement with Salomon Brothers Asset Management, Inc. (Salomon Brothers) pursuant to which Salomon Brothers has been retained as the subadviser of the USAZ AIM Blue Chip Fund, which will now be known as the USAZ Salomon Brothers Large Cap Growth Fund.

2) Effective April 4, 2005, USAllianz Advisers, LLC has entered into an agreement with Legg Mason Funds Management, Inc. (Legg Mason) pursuant to which Legg Mason has been retained as the subadviser of the USAZ AIM Dent Demographic Trends Fund, which will now be known as the USAZ Legg Mason Growth Fund.

3) Effective April 4, 2005, USAllianz Advisers, LLC has entered into an agreement with Franklin Advisory Services, LLC (Franklin) pursuant to which Franklin has been retained as the subadviser of the USAZ PIMCO NFJ Small Cap Value Fund, which will now be known as the USAZ Franklin Small Cap Value Fund.


                                                                 PRONY-001-0405